Exhibit 99.2

October 25, 2023 1 3Q 2023 Financial Results

Forward Looking Statements 2 Certain statements contained in this press release that are not historical facts may constitute forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward - looking statements in other documents we file with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters, including statements regarding the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward - looking statements may differ, possibly materially, from what is included in this press release due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These include, but are not limited to, the Company’s ability to achieve the synergies and value creation contemplated by the acquisition of PCSB; turbulence in the capital and debt markets; changes in interest rates and concerns about liquidity; competitive pressures from other financial institutions; general economic conditions (including inflation) on a national basis or in the local markets in which the Company operates; changes in consumer behavior due to changing political, business and economic conditions, or legislative or regulatory initiatives; changes in the value of securities and other assets in the Company’s investment portfolio; increases in loan and lease default and charge - off rates; the adequacy of allowances for loan and lease losses; decreases in deposit levels that necessitate increases in borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, and future pandemics; changes in regulation; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions and adverse economic developments; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; and changes in assumptions used in making such forward - looking statements. Forward - looking statements involve risks and uncertainties which are difficult to predict. The Company’s actual results could differ materially from those projected in the forward - looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10 - K, as updated by its Quarterly Reports on Form 10 - Q and other filings submitted to the SEC. The Company does not undertake any obligation to update any forward - looking statement to reflect circumstances or events that occur after the date the forward - looking statements are made.

x Loans grew $40 million. x Customer deposits grew $88 million. x Total assets declined $25 million. x Cash and Securities reduced $93 million. x Borrowings and Brokered Deposits declined $130 million. x Margin declines 8 bps to 3.18%. 3 Fortress Balance Sheet / Asset Quality x NPAs to total assets of 0.46%. x Net charge offs $11 million largely previously reserved. Net charge offs for trailing 12 months of 0.14% of loans. x The reserve for loan losses represents a coverage ratio of 127 basis points. x Tier 1 Common ratio of 10.3%. x Strong liquidity management which improved further with PCSB acquisition. Quarterly Net Income of $22.7 million and EPS of $0.26 Quarterly Dividend of $0.135 Per Share

Summary Income Statement

$m, except per share amts	Linked Quarter (LQ) 3Q23	2Q23	Δ	%Δ	Year over Year (YoY) 3Q22	Δ	%Δ
Net interest income	$ 84.1	$ 86.0	$ (1.9)	-2%	$ 78.0	$ 6.1	8%
Noninterest income	5.5	5.5	-	0%	6.8	(1.3)	-19%
Security gains (losses)	-	-	-	-	-	-	-
Total Revenue	89.6	91.5	(1.9)	-2%	84.8	4.8	6%
Noninterest expense	57.7	56.8	0.9	2%	43.9	13.8	31%
Merger expense	-	1.0	(1.0)	-100%	1.1	(1.1)	-100%
Pretax, Preprov. Net Rev.	31.9	33.7	(1.8)	-5%	39.8	(7.9)	-20%
Provision for credit losses	3.0	5.9	(2.9)	-49%	2.8	0.2	7%
Pretax income	28.9	27.8	1.1	4%	37.0	(8.1)	-22%
Provision for taxes	6.2	5.9	0.3	5%	6.9	(0.7)	-10%
Net Income	$ 22.7	$ 21.9	$ 0.8	4%	$ 30.1	$ (7.4)	-25%
EPS	**$ 0.26**	**$ 0.25**	**$ 0.01**	**4%**	**$ 0.39**	**$ (0.13)**	**-33%**
Avg diluted shares (000s)	88,971	88,927	44	0%	77,008	11,963	16%
Return on Assets	0.81%	0.78%	0.03%		1.40%	-0.59%	
Return on Tangible Equity	10.09%	9.67%	0.42%		14.72%	-4.63%	
Net Interest Margin	3.18%	3.26%	-0.08%		3.80%	-0.62%	
Efficiency Ratio	64.39%	63.20%	1.19%		52.98%	11.41%	

- Net Income of $22.7 million or $0.26 per share.
- Noninterest income at $5.5 million remained flat with Q2.
- Noninterest expense increased $0.9 million linked quarter due to higher period professional fees and other operating expenses.
- No merger expenses in the quarter.
- The provision for credit losses was $3 million for the quarter, nearly half of the Q2 provision.

Amounts as presented may differ slightly from the Company's Earnings Release due to rounding to foot schedules presented.

BROOKLINE BANCORP
4

Margin – Yields and Costs LQ Δ Prior Quarter 3Q23 Yield Interest Avg Bal Yield Interest Avg Bal Yield Interest Avg Bal $ millions 0.14% $ 4.3 $ 69 5.70% $ 132.3 $ 9,290 5.84% $ 136.6 $ 9,359 Loans - 0.27% (2.5) (179) 4.01% 13.1 1,307 3.74% 10.6 1,128 Investments & earning cash 0.12% $ 1.8 $ (110) 5.49% $ 145.4 $ 10,597 5.61% $ 147.2 $ 10,487 Interest Earning Assets 0.27% $ 6.0 $ 127 2.62% $ 43.1 $ 6,617 2.89% $ 49.1 $ 6,744 Interest bearing deposits - 0.01% (2.3) (205) 4.70% 16.2 1,362 4.69% 13.9 1,157 Borrowings 0.18% $ 3.7 $ (78) 2.98% $ 59.3 $ 7,979 3.16% $ 63.0 $ 7,901 Interest Bearing Liabilities - 0.06% 2.51% 2.45% Net interest spread - 0.08% $ (1.9) 3.26% $ 86.1 3.18% $ 84.2 Net interest income, TEB / Margin - 0.1 0.1 LESS: Tax Equivalent Basis (TEB) Adj. (1.9) $ 86.0 $ 84.1 $ Net Interest Income 3.25% 6.25% 3.14% 2.98% 3.22% 4.59% 4.09% 3.83% 5.00% 8.00% 4.86% 4.87% 4.03% 3.58% 3.47% 5.25% 8.25% 5.22% 5.09% 5.15% 5.27% 4.90% 4.15% 3.84% 5.50% 8.50% 5.43% 5.31% 5.53% 5.04% 4.61% 4.57% Fed Funds (upper) Prime 1M LIBOR SOFR Ameribor 2Y Treasury 5Y Treasury 10Y Treasury 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Amounts as presented may differ slightly from the Company’s Earnings Release due to rounding to foot schedules presented. 5

Summary Balance Sheet

$m, except per share amts	Linked Quarter (LQ) 3Q23	2Q23	Δ	Year over Year (YoY) 3Q22	Δ	%Δ
Gross Loans, investment	$ 9,381	$ 9,341	$ 40	$ 7,421	$ 1,960	26%
Allowance for loan losses	(119)	(126)	7	(94)	(25)	27%
Net Loans	9,262	9,215	47	7,327	1,935	26%
Securities	880	910	(30)	676	204	30%
Cash & equivalents	161	224	(63)	113	48	42%
Intangibles	267	269	(2)	162	105	65%
Other assets	611	588	23	418	193	46%
Total Assets	$ 11,181	$ 11,206	$ (25)	$ 8,696	$ 2,485	29%
Deposits	$ 8,566	$ 8,517	$ 49	$ 6,736	$ 1,830	27%
Borrowings	1,135	1,226	(91)	759	376	50%
Reserve for unfunded loans	21	23	(2)	19	2	11%
Other Liabilities	301	278	23	218	83	38%
Total Liabilities	10,023	10,044	(21)	7,732	2,291	30%
Stockholders' Equity	1,158	1,162	(4)	964	194	20%
Total Liabilities & Equity	$ 11,181	$ 11,206	$ (25)	$ 8,696	$ 2,485	29%
TBV per share	$ 10.02	$ 10.07	$ (0.05)	$ 10.43	$ (0.41)	-4%
Actual shares outstanding (000)	88,866	88,665	201	76,839	12,027	16%
Tang. Equity / Tang. Assets	8.16%	8.16%	0.00%	9.39%	-1.23%	
Loans / Deposits	109.51%	109.67%	-0.16%	110.17%	-0.66%	
ALLL / Gross Loans	1.27%	1.35%	-0.08%	1.27%	0.00%	

- Total assets declined $25 million as loan growth was offset by declines in cash and securities.
- Securities down $30 million and Cash equivalents down $63 million.
- Loans increased $40 million.
- The allowance for loan losses declined $7 million.
- ALLL coverage of 1.27%.
- Deposits increased $49 million.
- Borrowings decreased $91 million.
- Tangible Equity to Tangible Assets of 8.16%*.

Amounts as presented may differ slightly from the Company's Earnings Release due to rounding to foot schedules presented. *Reconciliation of Non-GAAP measures in Earnings Release.

BROOKLINE BANCORP 6

Loan and Deposit Composition 60% 10% 14% 16% Loans 20% 8% 19% 25% 17% 11% CRE C&I Equipment Consumer Deposits DDA NOW Savings MMkt CDs Brkd Amounts as presented may differ slightly from the Company’s Earnings Release due to rounding to foot schedules presented. $ millions Δ %Δ $ 5,670 911 $ 5,671 $ (1) 887 24 $ 4,269 757 1 1,176 1,218 $1,401 33% 154 20% (1) - 100% 154 13% 252 21% Year over Year (YoY) 3Q22 Δ - - - 1,330 1,470 1,306 1,477 24 (7) CRE Commercial PPP Loans Equipment Finance Consumer Total Loans $ 9,381 $ 9,341 $ 40 Linked Quarter (LQ) 3Q23 2Q23 $ 7,421 $1,960 26% Demand deposits NOW Savings Money market CDs Brokered deposits Total Deposits $ 1,745 648 1,626 2,161 1,492 894 $ 1,844 $ (99) 699 (51) 1,464 162 2,166 (5) 1,411 81 933 (39) $ 1,849 $ (104) - 6% 598 50 8% 825 801 97% 2,405 (244) - 10% 925 567 61% 134 760 567% $ 8,566 $ 8,517 $ 49 $ 6,736 $1,830 27% LOANS DEPOSITS 7

Capital Strength 8 ▪ As of September 30, 2023, the Company maintained capital well above regulatory “well capitalized” requirements. ▪ As of September 30, 2023, the Company had a negative after tax mark to market on its investment portfolio of $81.5 million. ▪ The Company designates all securities as Available for Sale and the mark to market is reflected in Total Stockholders’ Equity however it is excluded from regulatory capital ratios. Capital in Excess of "Well Capitalized" Brookline Board Policy Limits Regulatory BASEL III Requirements preliminary estimates* Excess Capital Excess Ratio Operating Targets Policy Minimums "Well Capitalized" Minimum Sep - 23 $ millions $ 362.6 3.8% ≥ 8.0% ≥ 7.5% ≥ 6.5% ≥ 4.5% 10.3% Tier 1 Common / RWA $ 229.8 2.4% ≥ 9.5% ≥ 9.0% ≥ 8.0% ≥ 6.0% 10.4% Tier 1 / RWA $ 233.0 2.5% ≥ 11.5% ≥ 11.0% ≥ 10.0% ≥ 8.0% 12.5% Total Risk Based Capital $ 443.7 4.1% ≥ 6.0% ≥ 5.5% ≥ 5.0% ≥ 5.0% 9.1% Leverage Ratio * Regulatory capital ratios are preliminary estimates and may differ from numbers calculated in final Regulatory filings.

Regular Dividends Per Share The Board of Directors announced a dividend of $0.135 per share payable November 24, 2023 to stockholders of record on November 10, 2023. $0.046 $0.096 $0.110 $0.210 $0.316 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.355 $0.360 $0.360 $0.395 $0.440 $0.460 $0.480 $0.520 $0.135 $0.135 $0.135 $0.135 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1'23 Q2'23 Q3'23 Q4'23 $0.54 9

QUESTIONS Paul A. Perrault, Chairman and Chief Executive Officer Carl M. Carlson, Co - President and Chief Financial Officer Thank You. 10

APPENDIX RHODE ISLAND - PROVIDENCE BOSTON / EASTERN MASSACHUSETTS (15) WESTCHESTER / LOWER HUDSON VALLEY, NY (30) (21) Subsidiary of Eastern Funding 11

Non Performing Assets and Net Charge Offs

	Linked Quarter (LQ)			Year over Year (YoY)	
	3Q23	2Q23	Δ	3Q22	Δ
Non Performing Assets (NPAs), in millions					
CRE	$ 26.9	$ 12.6	$ 14.3	$ 3.1	$ 23.8
C&I	19.4	28.8	(9.4)	11.2	8.2
Consumer	4.9	4.9	-	3.4	1.5
Total Non Performing Loans (NPLs)	51.2	46.3	4.9	17.7	33.5
Other real estate owned	-	-	-	-	-
Other repossessed assets	0.3	0.6	(0.3)	0.6	(0.3)
Total NPAs	$ 51.5	$ 46.9	$ 4.6	$ 18.3	$ 33.2
NPLs / Total Loans	0.55%	0.50%	0.05%	0.24%	0.31%
NPAs / Total Assets	0.46%	0.42%	0.04%	0.21%	0.25%
Net Charge Offs (NCOs), in millions					
CRE loans	$ -	$ -	$ -	$ -	$ -
C&I loans	11.0	1.1	9.9	(0.2)	11.2
Consumer loans	-	-	-	-	-
Total Net Charge Offs	$ 11.0	$ 1.1	$ 9.9	$ (0.2)	$ 11.2
NCOs / Loans (annualized)	0.47%	0.05%	0.42%	-0.01%	0.48%

- NPLs up $4.9 million from the prior quarter due to a single credit.
- Net charge offs of $11 million in the quarter.
- Net charge offs have averaged 0.14% of loans over the past 4 quarters.

Amounts as presented may differ slightly from the Company's Earnings Release due to rounding to foot schedules presented.

BROOKLINE BANCORP
12

Key Economic Variables - CECL Select Economic Variables from the Moody’s Baseline Forecasts ▪ The Company uses Moody’s forecasts as inputs into the models used to estimate credit losses under CECL. ▪ The September Baseline economic forecast was mixed from the June forecast: ▪ GDP – FAVORABLE near term ▪ Unemployment – slightly UNFAVORABLE ▪ CRE Price Index - FAVORABLE ▪ We have maintained our forecast weightings: ▪ 60% Moderate Recession; ▪ 40% Baseline; and ▪ 0% Stronger Near Term Growth. om Prior Forecast Change fr Q'23 CURRENT: 3 '23 PRIOR: 2Q Baseline Scenario 2025 2024 2023 2025 2024 2023 2025 2024 2023 (2.0) 103.0 114.0 21,119 20,720 20,441 21,121 20,617 20,327 GDP - - 0.1 4.2 4.1 3.7 4.2 4.1 3.6 Unemployment Rate 1.0 0.7 0.1 4.2 5.1 5.0 3.2 4.4 4.9 Fed Fund Rate - - 0.1 3.8 3.9 3.8 3.8 3.9 3.7 10 Treasury 7.7 7.4 8.6 344.4 322.2 343.1 336.7 314.8 334.5 CRE Price Index 13 Stronger Near Term Growth (S1) Baseline Moderate Recession (S3) Weightings of Moody's Forecast for CECL Model 3Q 2023 60% 40% 0% 0% 40% 60% 2Q 2023 0% 40% 60% 1Q 2023 0% 40% 60% 4Q 2022 0% 40% 60% 3Q 2022

Major Loan Segments with Industry Breakdown

3Q23

Loans outstanding ($millions)



$4,705
$1,786
$1,373
$1,477

Investment CRE	Perm	Constr	Total	%
				50%
Apartment	$ 1,216	$ 138	**$ 1,354**	29%
Retail	832	12	**844**	18%
Office	747	24	**771**	16%
Industrial	593	10	**603**	13%
Mixed Use	447	19	**466**	10%
1-4 Family	5	23	**28**	1%
Hotel	184	3	**187**	4%
Land	-	67	**67**	1%
Other	336	48	**384**	8%
Total	$ 4,360	$ 344	**$ 4,704**	100%

Commercial	Total	%
		19%
Food & Lodging	**$ 283**	16%
Manufacturing	**201**	11%
Finance and Ins	**190**	11%
Wholesale Trade	**110**	6%
Professional	**139**	8%
RE Agents / Brokers	**181**	10%
Health Care / Social	**192**	11%
Construction	**54**	3%
Retail	**159**	9%
Arts, Entert., Rec	**106**	6%
Condo	**44**	3%
Trans./Warehousing	**16**	1%
Other Services	**85**	5%
Total	**$ 1,760**	100%

	Equipment Finance	Total	%
			15%
Eastern Funding Core	Laundry	**$ 604**	42%
	Fitness/Macrolease	**173**	12%
	Grocery	**55**	4%
	Dry Cleaning	**19**	1%
	Restaurant	**23**	2%
	Car Wash	**13**	1%
	EF CRE	**150**	10%
	Other EF	**58**	4%
Specialty Vehicle	Tow Truck	**153**	11%
	Heavy Tow	**63**	4%
	FedEx	**44**	3%
	Trailer	**22**	2%
	Other Vehicle	**70**	5%
	Total	**$ 1,447**	100%

Consumer	Total	%
		16%
Residential	**$ 1,061**	72%
Home Equity	**341**	23%
Other Consumer	**48**	3%
Purchase Mtge	**20**	1%
Total	**$ 1,470**	100%

Owner Occupied CRE included in Commercial and Equipment Finance

Total Loans Outstanding **$ 9,381**

Amounts as presented may differ slightly from the Company's Earnings Release due to rounding to foot schedules presented.

BROOKLINE BANCORP

14

CRE – Loan to Value (LTV) 38% 40% 41% 32% 41% 20% 32% 46% 47% 49% 47% 54% 60% 43% 74% 52% 41% 35% 13% 13% 5% 8% 16% 17% 12% 16% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Apartment Retail Office Medical Hotel Restaurant Other Exposures by LTV Industrial 50% and lower Mixed Use 50 - 70 70 - 80 80+ Non Owner Occupied CRE and Multifamily Exposures at September 30, 2023. 87% 50% 1% 11% Overall 52% LTV 15

28% 36% 29% 20% 22% 14% 42% 49% 22% 9% 8% 7% 4% 9% 15% 16% 8% 9% 16% 9% 17% 9% 16% 24% 14% 8% 13% 7% 6% 14% 9% 0% 12% 6% 10% 16% 17% 26% 28% 22% 40% 3 0% 13% 18% 18% 21% 11% 13% 20% 12% 8% 24% 2% 2% 4% 13% 2% 12% 9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Apartment Retail Office 2017 and Before Restaurant Other Non Owner Occupied CRE and Multifamily Exposures at September 30, 2023. Exposures by Year of Origination Industrial Mixed Use Medical Hotel 2018 2019 2020 2021 2022 2023 5 % CRE - Vintage 16% 20% 9% 14% 8% 28% 16

CRE Maturities, excludes construction 6% 6% 88% 1 - 12 months 13 - 24 months Remaining $153 $140 $91 $42 $39 $36 $25 $4 $4 - 200 150 100 50 Millions CRE Maturities Next 24 Months $102 $15 $62 $69 $43 $65 $108 $70 - 120 100 80 60 40 20 Millions 17 CRE Maturities Next 24 Months CRE Maturities – Next 24 Months ($millions) Average Loan Size Number of Loans Outstanding Loan Size $17.0 13 $221 $10MM+ 7.4 11 82 $5MM - $10MM 2.2 77 170 $1MM - $5MM 0.4 172 61 Under $1MM $2.0 273 $534 Total 3Q23

Office Maturities, excludes construction 10% 9% 81% 1 - 12 months 13 - 24 months Remaining $26 $1 Office Maturities Next 24 Months $31 $17 $20 $20 $2 $23 - 35 30 25 20 15 10 5 Millions 18 Office Maturities – Next 24 Months ($millions) Average Loan Size Number of Loans Outstanding Loan Size $18.0 5 $90 $10MM+ 6.8 3 20 $5MM - $10MM 2.8 9 25 $1MM - $5MM 0.3 18 5 Under $1MM $4.0 35 $124 Total Office Maturities by Bank / City Submarket ($millions) Average Loan Size Number of Loans Outstanding Bank / Submarket component $6.6 17 $112.6 Brookline Bank 10.8 6 64.9 Boston $1.5 17 $25.9 Bank Rhode Island 1.9 8 15.1 Providence/Cranston/Pawtucket $1.9 1 $1.9 PCSB 3Q23

Consumer Loans – LTV / FICO 19 700+ 85% 650 - 699 8% 600 - 649 3% 599 - N/A 3% 50% or less 31% 50% - 69% 38% 70% - 80% 27% 80%+ 4% 700+ 94% 50% or less 34% 50% - 69% 31% 70% - 80% 32% 80%+ 3% Resid. 1 - 4 58% LTV 1% Resid. 1 - 4 FICO 650 - 699 3% Home Equity FICO Home Equity 56% LTV 3Q23

Well Diversified Deposit Base – 67% of Deposits are Insured* Consumer Deposits 52% (74% insured) Commercial Deposits 44% (56% insured) Municipal Deposits 4% * Insured includes deposits which are collateralized. Excludes brokered deposits which are 100% FDIC insured and have laddered maturities. 33% of Non Brokered Deposits Uninsured 20 3Q23

Securities Portfolio ▪ Highly liquid, risk averse securities portfolio with prudent duration and minimal extension risk. The entire investment portfolio is classified as Available for Sale. ▪ The after tax, mark to market on the portfolio is included in Accumulated Other Comprehensive Income in Stockholders’ Equity and represents a reduction in stockholders’ equity of 7%. UST 50% Agency 19% Corp 3% MBS 23% CMO 3% Municipals 2% 3Q23 Amounts as presented may differ slightly from the Company’s Earnings Release due to rounding to foot schedules presented. 21

Interest Rate Risk Floating (<3m) 27% Adj. 26% Fixed 47% 3Q23 Loan Originations, $562 million Total Loan Portfolio Mix – Duration 1.8 - 1.1% - 0.3% - 0.1% - 0.6% - 0.1% - 0.2% - 0.9% - 0.2% 0.3% 1.0% 1.6% 2.0% Cumulative Net Interest Income Change by Quarter 09/30/2023 Flat Balance Sheet , simulations reflect a product weighted beta of 39% on total deposits. - 100bps Ramp Forward - Implied Rates +200bps Ramp Q1 Q2 Q3 Q4 Floating (<3m) 21% 22 Adj. 42% Fixed 37%

Deposit and Funding Betas - Percentage Change in Cost versus Change in Federal Funds Rate ▪ The Federal Reserve began increasing the Federal Funds rate in March 2022 and has increased rates 525 basis points through September 2023. ▪ Q1’22: 0.25% ▪ Q2’22: 1.25% ▪ Q3’22: 1.50% ▪ Q4’22: 1.25% ▪ Q1’23: 0.50% ▪ Q2’23: 0.25% ▪ Q3’23: 0.25% *Betas reflect the change in quarterly funding costs as a percentage of the change in the targeted Federal Funds Rate over the same period. ▪ While the Betas for the product groupings do not reflect the flow of funds in or out of a product category, the overall Interest Bearing, Total Deposit and Total Funding lines capture the period impact. ▪ As an example, Through the Cycle, the Federal Funds Rate has increased 525 basis points from 25 to 550 basis points. Brookline Bancorp’s Total Deposit Costs has increased from 0.23% to 2.28% or 205 basis points. This represents 39.1%, the Beta, of the 525 basis point change in the Federal Funds Rate. ▪ In the latest quarter or linked quarter (LQ), the Federal Funds Rate increased 25 basis points and the cost of total deposits increased 24 basis points or 95 . 2 % of the Fed Funds Rate during the period . Through the Cycle** LQ Chg Since 12/21 BETAS* 36.4% 11.4% NOW 211.7% 41.1% Savings 101.9% 49.8% MMA 176.7% 49.6% CDs 13.6% 92.7% Brokerd CDs 109.5% 49.0% Total Interest Bearing 3Q23 DDA 0.0% 0.0% Total Deposit Costs 39.1% 95.2% Borrowings 50.4% -1.0% Total Funding Costs 43.4% 62.7% Change in Fed Funds Rate 5.25% 0.25% * Betas based on reported quarterly cost of funds ** Through the cycle betas reflect the change in cost of funds as a percentage of the change in the Federal Funds Rate with the starting point for the analysis being the quarter ended 12/31/2021. The Federal Funds Rate (upper) was 0.25% at 12/31/2021. 23